UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2007

                               MOODY'S CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                        1-14037                 13-3998945
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                                99 Church Street
                            New York, New York 10007
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 553-0300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02, "Results of Operations and Financial Condition"

On August 1, 2007, Moody's Corporation (the "Company") announced its financial results for the quarter ended June 30, 2007. A copy of the press release containing the announcement is included as Exhibit 99.1. The information contained in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 7.01, "Regulation FD Disclosure"

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference.

Item 8.01, "Other Events"

On August 1, 2007, the Company issued a press release relating to the authorization of increased capacity for the stock repurchase program and declaration of a quarterly dividend. A copy of the press release is included as
Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01, "Financial Statements and Exhibits"

(c)  Exhibits

99.1 Press release of Moody's Corporation dated August 1, 2007, announcing results for the quarter ended June 30, 2007.

99.2 Press release of Moody's Corporation dated August 1, 2007, announcing authorization related to the share repurchase program and declaration of quarterly dividend.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MOODY'S CORPORATION

                                   By: /s/ John J. Goggins
                                       -----------------------------------------
                                       John J. Goggins
                                       Senior Vice President and General Counsel

Date: August 1, 2007

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EXHIBIT INDEX


Exhibit No.     Description


99.1 Press release of Moody's Corporation dated August 1, 2007, announcing results for the quarter ended June 30, 2007.

99.2 Press release of Moody's Corporation dated August 1, 2007, announcing authorization related to the share repurchase program and declaration of quarterly dividend.